UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012

SANDY SPRING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-19065	52-1532952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17801 Georgia Avenue, Olney, Maryland 20832

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (301) 774-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 26, 2012, Sandy Spring Bancorp, Inc. (the “Company”) dismissed Grant Thornton LLP as independent auditors for the Company. The dismissal of Grant Thornton LLP was to be effective upon the completion of its independent audit of the Company’s financial statements for the year ended December 31, 2012. The change in independent auditors was approved by the Company’s Audit Committee. The dismissal was previously reported in a Form 8-K filed with the Securities and Exchange Commission on November 29, 2012. Grant Thornton LLP has completed all activities related to its independent audit of the Company’s financial statements for the year ended December 31, 2012 and its dismissal as the Company’s independent auditor is therefore effective as of March 18, 2013.

The reports of Grant Thornton LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2011 and December 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audit for the fiscal years ended December 31, 2011 and 2012 and in the interim period from January 1, 2013 through March 18, 2013, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused Grant Thornton LLP to make reference to such disagreements in its report on the consolidated financial statement for such years.

Grant Thornton LLP has provided the Company with a copy of Grant Thornton LLP’s letter addressed to the Securities and Exchange Commission stating that Grant Thornton LLP agrees with the disclosures made by the Company in response to Item 304(a) of Regulation S-K. A copy of Grant Thornton LLP’s letter is filed as Exhibit 16.0 and incorporated in this Item 4.01 by reference.

On December 21, 2012, the Company engaged Ernst & Young LLP as independent auditors for the Company commencing upon the completion of the independent audit of the Company’s financial statements for the year ended December 31, 2012 by Grant Thornton LLP. The change in independent auditors was approved by the Company’s Audit Committee. The appointment of Ernst & Young LLP was reported in a Form 8-K filed with the Securities and Exchange Commission on December 21, 2012.

During the Company’s fiscal years ended December 31, 2011 and 2012 and the subsequent interim period ending March 18, 2013 preceding the engagement of Ernst & Young LLP the Company did not consult Ernst & Young LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Ernst & Young LLP did not provide any written report or oral advice that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or the subject of a reportable event.

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Item 9.01 Financial Statements and Exhibits

Exhibits

Number	Description

16.0	Letter of Concurrence from Grant Thornton LLP Regarding Change in Certifying Accountant

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDY SPRING BANCORP, INC.
(Registrant)

Date: March 22, 2013	By:	/s/ Philip J. Mantua
Philip J. Mantua
EVP and Chief Financial Officer

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